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Exhibit 99(a)

        CONSENT AND LETTER OF TRANSMITTAL
To Accompany Certificates of

OFFER TO EXCHANGE

11,076,707 Shares of Cincinnati Bell Common Stock
for the entire outstanding aggregate principal amount of
BRCOM Inc. 9% Senior Subordinated Notes due 2008

and

CONSENT SOLICITATION

  THE EXCHANGE OFFER AND CONSENT SOLICITATION WILL EXPIRE AT 5:00 PM, NEW YORK CITY TIME, ON                    , 2003, UNLESS EXTENDED (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE"). IN ORDER FOR HOLDERS OF THE BRCOM INC. (F/K/A BROADWING COMMUNICATIONS INC), OR BCI, 9% NOTES TO PARTICIPATE IN THE EXCHANGE OFFER AND CONSENT SOLICITATION, SUCH HOLDERS MUST TENDER THEIR NOTES AND PROVIDE THEIR CONSENTS TO THE PROPOSED AMENDMENTS TO THE RELATED INDENTURE ON OR PRIOR TO 5:00 PM, NEW YORK CITY TIME, ON THE EXPIRATION DATE. TENDERED NOTES MAY BE WITHDRAWN AND RELATED CONSENTS MAY BE REVOKED AT ANY TIME ON OR PRIOR TO 5:00 PM, NEW YORK CITY TIME, ON THE EXPIRATION DATE, BUT NOT THEREAFTER.

  The Exchange Agent for the exchange offer and consent solicitation is:

  The Bank of New York

  Reorganization Department, 7e
  Attention: Diane Amoroso
  101 Barclay Street
  New York, New York 10286
  Telephone: (212) 815-3738
  Facsimile: (212) 298-1915

  ___________________________

        DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

        YOU MUST SIGN AND COMPLETE THIS CONSENT AND LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED ON PAGE 6, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 SET FORTH ON PAGE 13 BEFORE DELIVERING TO THE EXCHANGE AGENT.

        Questions and requests for assistance or for additional copies of the prospectus and solicitation statement or this consent and letter of transmittal may be directed to the dealer manager and solicitation agent at the address or telephone number indicated on the back cover.

        The undersigned acknowledges that it has received this consent and letter of transmittal and the prospectus and solicitation statement dated            , 2003 of Cincinnati Bell Inc. (f/k/a Broadwing Inc.), an Ohio corporation, relating to its offer to exchange 241.06 shares of Cincinnati Bell Common Stock for each outstanding $1,000 aggregate principal amount of 9% Senior Subordinated Notes due 2008 of our BRCOM Inc. (f/k/a Broadwing Communications Inc.), or BCI, subsidiary that is validly tendered and not properly withdrawn on or prior to the expiration date, upon terms and subject to the conditions specified in the prospectus and solicitation statement and this consent and letter of transmittal. Concurrently with the exchange offer, we are also soliciting consents from holders of the BCI 9% Notes to amend the indenture under which the notes were issued to eliminate all restrictive covenants as described in the prospectus and solicitation statement. This consent and letter of transmittal and the prospectus and solicitation statement together constitute our offer to exchange 241.06 shares of Cincinnati Bell Common Stock for each outstanding $1000 aggregate principal amount of the BCI 9% Notes, as the same may be amended or supplemented from time to time.

        If you tender your BCI 9% Notes in the exchange offer, you must deliver a corresponding consent to the proposed amendments to the indenture governing the BCI 9% Notes. Your completion, execution and delivery of this consent and letter of transmittal will be deemed to constitute your consent to the proposed amendments with respect to the BCI 9% Notes tendered hereby, unless properly revoked in the manner and during the periods described herein.

        This consent and letter of transmittal is to be completed by a holder either (i) if certificates representing the BCI 9% Notes are to be forwarded herewith or (ii) if a tender of certificates representing the BCI 9% Notes, if available, is to be made by book-entry transfer to the account maintained by the exchange agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer and Consent Solicitation—Procedure for Tendering and Consenting" section of the prospectus and solicitation statement, unless an agent's messsage is delivered in connection with such book-entry transfer. Holders of BCI 9% Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their BCI 9% Notes into the exchange agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this consent and letter of transmittal to the exchange agent on or prior to the expiration date, must tender their BCI 9% Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer and Consent Solicitation—Guaranteed Delivery" section of the prospectus and solicitation statement. See Instruction 1 hereto.

        Holders who desire to tender their BCI 9% Notes in the exchange offer are required to consent to the proposed amendments. The completion, execution and delivery of this consent and letter of transmittal constitutes a consent to the proposed amendments. Holders may not deliver consents without tendering BCI 9% Notes.

        List below the BCI 9% Notes to which this consent and letter of transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amount represented by certificates tendered should be listed on a separate schedule affixed hereto.

DESCRIPTION OF NOTES TENDERED

Name(s) and Address(ed) of Registered Holder(s)

Certificate Number(s)(1)	Aggregate Principal Amount Represented by Certificates	Aggregate Principal Amount Represented by Certificates(s) Tendered(2)

Total

(1)
Need not be completed by book-entry holders (see below).

(2)
Unless otherwise indicated in this column, you will be deemed to have tendered the full aggregate principal amount represented by the certificate(s) indicated in the first column. See Instruction 2 below. A tendering holder is required to consent to the proposed amendments.

/
/    CHECK HERE IF TENDERED BCI 9% NOTES ARE ENCLOSED HEREWITH.

/
/    CHECK HERE IF TENDERED BCI 9% NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY TRUST COMPANY, AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

/
/    CHECK HERE IF TENDERED BCI 9% NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT, AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice and Guaranteed Delivery:

Name of Institution Which Guaranteed Delivery:

If Delivered by Book-Entry Transfer, Complete the Following:

Account Number:

Transaction Code Number:

Aggregate Principal Amount of BCI 9% Notes Tendered:

PLEASE READ THIS ENTIRE CONSENT AND LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING THE TABLE ABOVE.

NOTE: SIGNATURE MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the exchange offer and consent solicitation, the undersigned hereby (1) tenders to Cincinnati Bell ("we" or "us") the aggregate principal amount of the BCI 9% Notes indicated in the tables above and (2) consents to the proposed amendments to the indenture, as described in the prospectus and consent solicitation statement. Subject to, and effective upon, the acceptance for exchange of the BCI 9% Notes tendered hereby, the undersigned hereby tenders to us or upon our order, all right, title and interest in and to such BCI 9% Notes as are being tendered pursuant to this consent and letter of transmittal and unconditionally releases, and forever discharges and acquits, Cincinnati Bell, its subsidiaries and affiliates, and any of their respective directors, officers, executives, employees, attorneys, advisors, representatives and shareholders (the "released persons"), from all, and all manner of, actions, suits, debts, claims, duties, payment and performance of all obligations, liabilities and indebtedness of every kind, direct or indirect, determined and undetermined, at law or in equity, whether or not asserted or raised and existing or alleged to exist or to have existed, at any time, which such holder of the BCI 9% Notes ever had or has or may have at this time against any released person, arising out of, relating to, or incurred in connection with, the BCI 9% Notes, the indenture governing the BCI 9% Notes, the exchange and voting agreement, the exchange offer and consent solicitation, or any transaction entered into hereunder or thereunder or any action taken or omitted to be taken by the released persons or thereunder. The waiver and release are part of the consideration for exchange of the BCI 9% Notes. The waiver may not be effective to waive liabilities under the federal securities laws.

        The undersigned hereby irrevocably constitutes and appoints the exchange agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered BCI 9% Notes, with full power of substitution, among other things, to cause such BCI 9% Notes to be assigned, transferred and exchanged. Such appointment is effective when and only to the extent that we accept for exchange the BCI 9% Notes that you have tendered with the exchange agent.

        The undersigned agrees and acknowledges that, by the execution and delivery of this consent and letter of transmittal, the undersigned grants written consent to the proposed amendments to the indenture, as described in the prospectus and consent solicitation statement, with respect to the BCI 9% Notes tendered hereby, as permitted by the indenture, and hereby also consents to the execution of a supplemental indenture implementing the proposed amendments to the indenture. These amendments will eliminate all restrictive covenants in the indenture. The form of the supplemental indenture is attached as an exhibit to the prospectus and solicitation statement. The undersigned understands that the consent provided hereby shall remain in full force and effect unless and until such consent is revoked in accordance with the procedures set forth in the prospectus and solicitation statement and this consent and letter of transmittal. The undersigned understands that after the expiration date, no consents may be revoked.

        The undersigned understands that prior to the expiration date, tenders of BCI 9% Notes may be withdrawn and, prior to the expiration date, consents may be revoked, by written notice of withdrawal received by the exchange agent at any time prior to such date. A valid withdrawal of tendered BCI 9% Notes prior to the expiration date will constitute the concurrent valid revocation of such holder's related consent to the approval of the supplemental indenture. In order for a holder to revoke a consent, such holder must withdraw the related BCI 9% Notes. In the event of a termination of the exchange offer, any consent will automatically be deemed revoked and the certificates representing the BCI 9% Notes tendered pursuant to the exchange offer will be returned to the tendering holders promptly or, in the case of BCI 9% Notes tendered by book-entry transfer, such BCI 9% Notes will be credited to the account maintained at the DTC from which such BCI 9% Notes were delivered.

        The undersigned understands that we shall not be required to accept any tender of BCI 9% Notes and we may terminate or amend the exchange offer and consent solicitation if at any time prior to the consummation of the exchange offer and consent solicitation we determine, in our good faith judgment, that we have not, prior to or concurrently with the consummation of the exchange offer and consent solicitation, fulfilled, or, if permissible, waived, the conditions specified in the prospectus and solicitation statement.

        The undersigned understands that tenders of BCI 9% Notes pursuant to any of the procedures described in the prospectus and solicitation statement and in the instructions in this consent and letter of transmittal and acceptance of such BCI 9% Notes by us will constitute a binding agreement between the undersigned and us upon the terms and subject to the conditions of the exchange offer and consent solicitation. For purposes of the exchange offer and consent solicitation, the undersigned understands that validly tendered BCI 9% Notes or defectively tendered BCI 9% Notes with respect to which we have, or have caused to be, waived such defect will be deemed to have been accepted by us if, as and when we give oral or written notice of such acceptance to the exchange agent.

        The undersigned understands that the delivery and surrender of any BCI 9% Notes is not effective, and the risk of loss of the BCI 9% Notes does not pass to the exchange agent, until receipt by the exchange agent of this consent and letter of transmittal or a copy thereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to us. All questions as to the form of all documents and the validity, including time of receipt and acceptance of tenders and withdrawals of BCI 9% Notes and deliveries of related consents, will be determined by us, in our sole discretion, which determination shall be final and binding.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the BCI 9% Notes, and that, when the BCI 9% Notes are accepted for exchange, we will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by us.

        The undersigned will, upon request, execute and deliver any additional documents deemed by us to be necessary or desirable to complete the tender of the BCI 9% Notes tendered pursuant to this consent and letter of transmittal. All authority conferred or agreed to be conferred in this consent and letter of transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn in accordance with the procedures set forth in "The Exchange Offer and Consent Solicitation—Withdrawal of Tenders and Revocation of Consents" section in the prospectus and solicitation statement.

        Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the Cincinnati Bell Common Stock and, if applicable, substitute certificates representing BCI 9% Notes for any BCI 9% Notes not exchanged and a check in New York clearing house funds for the cash payment to which the undersigned is entitled in the name of the undersigned or, in the case of book-entry delivery of BCI 9% Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Cincinnati Bell Common Stock, and if applicable, substitute certificates representing BCI 9% Notes for any BCI 9% Notes not exchanged and a check in New York clearing house funds for the cash payment to which the undersigned is entitled to the undersigned at the address shown above in the table entitled "Description of Notes Tendered."

THE UNDERSIGNED, BY COMPLETING THE TABLE ENTITLED "DESCRIPTION
OF NOTES TENDERED" ABOVE AND SIGNING THIS CONSENT AND LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE BCI 9%
NOTES AS SET FORTH IN SUCH TABLE ABOVE.

  PLEASE SIGN HERE

  (TO BE COMPLETED BY ALL TENDERING AND CONSENTING HOLDERS)

              By completing, executing and delivering this consent and letter of transmittal, the undersigned hereby (1) consents to the proposed amendments to the indenture, as described in the prospectus and solicitation statements, dated      , 2003, and (2) tenders the aggregate principal amount of BCI 9% Notes listed above in the table entitled "Description of Notes Tendered" under the column heading "Aggregate Principal Amount Represented by Certificate(s) Tendered" or, if nothing is indicated in such column, with respect to the entire aggregate principal amount represented by the BCI 9% Notes certificates described in such table.

x	, 2003
x	, 2003
Signature(s) of Owner(s)
Area Code and Telephone Number:

              If the holder is tendering BCI 9% Notes, this consent and letter of transmittal must be signed by the registered holder(s) as their name(s) appear(s) on the certificate(s) for the BCI 9% Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

(Please Type or Print)
Capacity:
Address:

Telephone No.:
Tax Identification No:

SIGNATURE GUARANTEE
(If required by Instruction 3)

Signature(s) Guaranteed by:
An Eligible Institution:
(Authorized Signature)

(Title)

(Name and Form)
Dated:	, 2003

  (Please Complete Accompanying Substitute Form W-9 Herein. See Instruction 5.)

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 2, 3, 4 and 6)

        To be completed ONLY if certificates for BCI 9% Notes not exchanged or accepted for exchange and/or Cincinnati Bell Common Stock issued pursuant to the exchange offer and consent solicitation are to be issued in the name of, or checks constituting payments in lieu of fractional shares of Cincinnati Bell Common Stock pursuant to the exchange offer and consent solicitation are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) on this consent and letter of transmittal above, or issued to an address different from that shown in the table entitled "Description of Notes Tendered" if the BCI 9% Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue: (please check one or more)
    BCI 9% Notes
    Cincinnati Bell Common Stock
    Cash/Check
in the name of:

Name(s):

(Please Type or Print) (Please Type or Print)
Address:

(Include Zip Code)

Taxpayer Identification or Social Security Number
(Complete Substitute Form W-9)

Credit unexchanged BCI 9% Notes delivered by book-entry transfer to the DTC account set forth below.

(DTC Account Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 2, 3, 4 and 6)

        To be completed ONLY if certificates for the BCI 9% Notes not exchanged or accepted for exchange and/or Cincinnati Bell Common Stock issued pursuant to the exchange offer and consent solicitation or checks constituting payments in lieu of fractional shares of Cincinnati Bell Common Stock pursuant to the exchange offer and consent solicitation are to be sent to someone other than the person or persons whose signature(s) appear(s) on this consent and letter of transmittal above or to such person or persons at an address other than that shown in the table entitled "Description of Notes Tendered" on this consent and letter of transmittal above.

Mail: (please check one or more)
    BCI 9% Notes
    Cincinnati Bell Common Stock
    Cash/Check
to:

Name(s):

(Please Type or Print) (Please Type or Print)
Address:

(Include Zip Code)

Taxpayer Identification or Social Security Number

IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS CONSENT AND LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR THE BCI 9% NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

INSTRUCTIONS
Forming Part of the Terms and Conditions of the

OFFER TO EXCHANGE

11,076,707 shares of Cincinnati Bell Common Stock
for the entire outstanding aggregate principal amount of
BRCOM Inc. 9% Senior Subordinated Notes due 2008

and

CONSENT SOLICITATION

1.
Delivery of this Consent and Letter of Transmittal and the BCI 9% Notes; Guaranteed Delivery Procedures.

        This consent and letter of transmittal is to be completed by holders of the BCI 9% Notes either (i) if certificates are to be forwarded pursuant to this consent and letter of transmittal or (ii) if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer and Consent Solicitation—Procedure for Tendering and Consenting" section of the prospectus and solicitation statement, unless an agent's message is delivered in connection with such book-entry transfer. Certificates for all physically tendered BCI 9% Notes, or book-entry confirmation, as the case may be, as well as a properly completed and duly executed consent and letter of transmittal or facsimile hereof, and any other documents required by this consent and letter of transmittal, must be mailed or delivered to the exchange agent at the address set forth in this consent and letter of transmittal on or prior to 5:00 p.m., New York City time, on the expiration date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. BCI 9% Notes tendered hereby must be in denominations or principal amount at maturity of $1,000 or any integral multiple thereof.

        Holders whose certificates for BCI 9% Notes are not lost, but are not immediately available or who cannot deliver their certificates and all other required documents to the exchange agent on or prior to the expiration date, or who cannot complete the procedure for book-entry transfer on a timely basis, may, after the expiration date, tender their BCI 9% Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer and Consent Solicitation—Guaranteed Delivery" in the prospectus and solicitation statement. Pursuant to such procedures, (1) such tender must be made through an eligible institution (as defined in Instruction 3 below), (2) prior to the expiration date, the exchange agent must receive by facsimile transmission, mail or hand delivery from such eligible institution a properly completed and duly executed consent and letter of transmittal and notice of guaranteed delivery, (A) setting forth the name and address of the holder of the BCI 9% Notes and the aggregate principal amount of BCI 9% Notes tendered, (B) stating that the tender is being made thereby and (C) guaranteeing that within three New York Stock Exchange trading days after the date of execution of the notice of guaranteed delivery, the certificates for all physically-tendered BCI 9% Notes, in proper form for transfer, or a book-entry confirmation, as the case may be, and any other documents required by this consent and letter of transmittal will be deposited by the eligible institution with the exchange agent, and (3) the exchange agent must receive the certificates for all physically-tendered BCI 9% Notes in proper form for transfer, or a book-entry confirmation, as the case may be, and all other documents required by this consent and letter of transmittal, within three New York Stock Exchange trading days after the date of execution of the notice of guaranteed delivery. Guaranteed delivery procedures may not be used prior to the expiration date.

        The method of delivery of this consent and letter of transmittal, the BCI 9% Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the exchange agent. If the BCI 9% Notes are sent by mail, it is suggested that the mailing be by registered mail, properly insured, with return receipt requested, made sufficiently in advance of the expiration date to permit delivery to the exchange agent prior to 5:00 P.M., New York City time, on the expiration date. No BCI 9% Notes, consent and letter of transmittal or other required documents should be sent to us.

        All questions as to the validity, form, eligibility, time of receipt and withdrawal and acceptance for exchange of the tendered BCI 9% Notes will be determined by us in our sole discretion, which determination will be final and binding. We reserve the absolute right to reject any and all BCI 9% Notes not properly tendered or any BCI 9% Notes which, if accepted, would, in the opinion of our counsel, be unlawful. We also reserve the absolute right to waive any conditions (other than the registration statement effectiveness condition) of the exchange offer and consent solicitation or any defect or irregularity in the tender of any BCI 9% Notes.

        See "The Exchange Offer and Consent Solicitation" in the prospectus and solicitation statement.

2.     Partial Tenders (not applicable to holders who tender by book-entry transfer).

        If holders wish to tender and consent with respect to less than the entire aggregate principal amount evidenced by any certificate submitted, such holders must fill in the aggregate principal amount that is to be tendered in the table above entitled "Description of Notes Tendered" under the column heading "Aggregate Principal Amount Represented by Certificates Tendered." In the case of a partial tender of BCI 9% Notes, as soon as practicable after the consummation of the exchange offer and consent solicitation, new certificates for the remainder of the BCI 9% Notes that were evidenced by such holder's old certificates will be sent to such holder, unless otherwise provided in the appropriate box of this consent and letter of transmittal. The aggregate principal amount represented by the BCI 9% Notes certificates delivered to the exchange agent will be deemed to have been tendered, and the tendering holder will be deemed to have consented to the proposed amendments.

3.     Signatures on this Consent and Letter of Transmittal; Note Powers and Endorsements; Guarantee of Signatures.

        If this consent and letter of transmittal is signed by the registered holder of the BCI 9% Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

        If any tendered BCI 9% Notes are owned of record by two or more joint owners, all of such owners must sign this consent and letter of transmittal.

        If any tendered BCI 9% Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this consent and letter of transmittal as there are different registrations of certificates.

        When this consent and letter of transmittal is signed by the registered holder or holders of the BCI 9% Notes specified herein and tendered hereby, no endorsements of certificates or separate note powers are required. If, however, the untendered aggregate principal amount of BCI 9% Notes are to be reissued to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate note powers are required. Signatures on such certificate(s) must be guaranteed by an eligible institution.

        If this consent and letter of transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate note powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an eligible institution.

        If this consent and letter of transmittal or any certificates or note powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by us, proper evidence satisfactory to us of their authority to so act must be submitted.

        Endorsements on certificates for BCI 9% Notes or signatures on note powers required by this Instruction 3 must be made through a participant in the Securities Transfer Agents Medallion Program or the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "eligible institution").

        Signatures on this consent and letter of transmittal need not be guaranteed by an eligible institution, provided the BCI 9% Notes are tendered: (1) by a registered holder of the BCI 9% Notes (which term, for purposes of the exchange offer, includes any participant in the DTC system whose name appears on a security position listing as the holder of such BCI 9% Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this consent and letter of transmittal or (2) for the account of an eligible institution.

4.     Special Issuance and Delivery Instructions.

        Tendering holders of the BCI 9% Notes should indicate in the applicable box the name and address to which (1) Cincinnati Bell Common Stock issued pursuant to the exchange offer and consent solicitation is to be issued or sent if different from the name or address of the person signing this consent and letter of transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering BCI 9% Notes by book-entry transfer may request that the aggregate principal amount of BCI 9% Notes not exchanged be credited to such account maintained at the DTC as such holder may designate hereon. If no such instructions are given, such aggregate principal amount of BCI 9% Notes not exchanged will be returned to the name and address of the person signing this consent and letter of transmittal.

5.     Taxpayer Identification Number.

        Federal income tax law generally requires that a tendering holder whose BCI 9% Notes are accepted for exchange must provide us (as payor), or the paying agent designated by us to act on our behalf, with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. In addition, delivery to such tendering holder of Cincinnati Bell Common Stock may result in backup withholding in an amount equal to 28% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

        Exempt holders of the BCI 9% Notes (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements.

        To prevent backup withholding, each tendering holder of the BCI 9% Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, or (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of the BCI 9% Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the exchange agent a completed Form W-8BEN, Certificate of Foreign Status. This form may be obtained from the exchange agent. If the BCI 9% Notes are in more than one name or are not in the name of the actual owner, such holder should consult the Guidelines of Certification of Taxpayer Identification Number on Substitute

Form W-9 (the "W-9 Guidelines") for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Please note that checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to us within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to us.

6.     Transfer Taxes.

        We will pay all transfer taxes, if any, applicable to the transfer of the BCI 9% Notes to us or our order and the transfer of Cincinnati Bell Common Stock to you pursuant to the exchange offer. If, however, Cincinnati Bell Common Stock and/or substitute certificate for the BCI 9% Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the BCI 9% Notes tendered pursuant to this consent and letter of transmittal, or if tendered BCI 9% Notes are registered in the name of any person other than the person signing this consent and letter of transmittal, or if a transfer tax is imposed for any reason other than the transfer of BCI 9% Notes to us or our order and the transfer of Cincinnati Bell Common Stock to you pursuant to the exchange offer, the amount of any such transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the BCI 9% Notes specified in this consent and letter of transmittal.

7.     Waiver of Conditions.

        We reserve the absolute right to waive satisfaction of any or all conditions enumerated in the prospectus and solicitation statement, except the registration statement effectiveness condition.

8.     No Conditional Tenders.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of the BCI 9% Notes, by execution of this consent and letter of transmittal, shall waive any right to receive notice of the acceptance of their BCI 9% Notes for exchange.

        Neither we, the exchange agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of BCI 9% Notes nor shall any of them incur any liability for failure to give any such notice.

9.     Mutilated, Lost, Stolen or Destroyed Existing Notes.

        Any holder whose certificates representing BCI 9% Notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address or telephone number indicated above for further instructions.

10.   Withdrawal Rights and Revocation of Consents.

        Tenders of BCI 9% Notes may be withdrawn at any time prior to the expiration date. The valid withdrawal of tendered BCI 9% Notes prior to the expiration date will be deemed to be a revocation with respect to such BCI 9% Notes and of the consent to the approval of the proposed amendments. Withdrawal will not be permitted after the expiration date.

        For a withdrawal of a tender of BCI 9% Notes to be effective, a written notice of withdrawal must be received by the exchange agent at the address set forth above prior to the expiration date. Any such notice of withdrawal must (1) specify the name of the person having tendered the BCI 9% Notes to be withdrawn, (2) identify the BCI 9% Notes to be withdrawn, (3) in the case of BCI 9% Notes tendered by book-entry transfer, specify the number of the account at DTC from which the BCI 9% Notes were tendered and specify the name and number of the account at DTC to be credited with the withdrawn BCI 9% Notes and otherwise comply with the procedures of such facility, (4) contain a statement that such holder is withdrawing its election to have such BCI 9% Notes exchanged for Cincinnati Bell Common Stock, (5) be signed by the holder in the same manner as the original signature on the consent and letter of transmittal by which such BCI 9% Notes were tendered, including any required signature guarantees, or be accompanied by documents of transfer to have the trustee with respect to the BCI 9% Notes register the transfer of such BCI 9% Notes in the name of the person withdrawing the tender and (6) specify the name in which such BCI 9% Notes are registered, if different from the person who tendered such BCI 9% Notes. All questions as to the validity, form, eligibility and time of receipt of such notices will be determined by us, whose determination shall be final and binding on all parties. Any BCI 9% Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer and consent solicitation, and no Cincinnati Bell Common Stock will be issued with respect thereto unless the BCI 9% Notes so withdrawn are validly retendered. Any BCI 9% Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the tendering holder thereof without cost to such holder or, in the case of BCI 9% Notes tendered by book-entry transfer into the exchange agent's account at DTC pursuant to the book-entry transfer procedures set forth in "The Exchange Offer and Consent Solicitation—Procedure for Tendering and Consenting" section of the prospectus and solicitation statement, such BCI 9% Notes will be credited to an account maintained with DTC for the BCI 9% Notes, as soon as practicable after withdrawal, rejection of tender or termination of the exchange offer. Properly withdrawn BCI 9% Notes may be retendered by following the procedures described above at any time on or prior to the expiration date. After the expiration date, consents to the proposed amendments may not be revoked, and tendered BCI 9% Notes may not be withdrawn.

11.   Requests for Assistance or Additional Copies.

        Questions relating to the procedure for tendering, as well as requests for additional copies of the prospectus and solicitation statement and this consent and letter of transmittal, and requests for notices of guaranteed delivery and other related documents may be directed to the exchange agent or dealer manager and solicitation agent, at the addresses and telephone numbers indicated herein.

TO BE COMPLETED BY ALL TENDERING HOLDERS
(See Instruction 5)

PAYOR'S NAME: The Fifth Third Bank, as Paying Agent

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.
Part 2 — TIN Applied for

CERTIFICATION—UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
(1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me):
Payor's Request for Taxpayer Identification Number ("TIN") and Certification
(2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding and
(3) any other information provided in this form is true and correct.
	Signature	Date

You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate International Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 28% of all reportable payments made to me will be withheld until I provide a number.

Signature	Date

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

        Facsimile copies of this consent and letter of transmittal, properly completed and duly executed, will be accepted. The consent and letter of transmittal, certificates for the BCI 9% Notes and any other required documents should be sent or delivered by each holder of the BCI 9% Notes or his or her broker, dealer, commercial bank, trust company or other nominee to the exchange agent at its address set forth below:

The Exchange Agent for the exchange offer and consent solicitation is:

The Bank of New York

Reorganization Department, 7e
Attention: Diane Amoroso
101 Barclay Street
New York, New York 10286

Telephone: (212) 815-3738
Facsimile: (212) 298-1915

        Questions or requests for assistance or additional copies of the prospectus and solicitation statement or this consent and letter of transmittal may be directed to the dealer manager and solicitation agent at the address and telephone number set forth below. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer and consent solicitation.

The Dealer Manager and Solicitation Agent for the exchange offer and consent solicitation is:

LEHMAN BROTHERS

Liability Management Group
Attention: Darrell Chiang
745 Seventh Avenue
New York, New York 10019

Toll Free: (800) 438-3242
Collect: (212) 528-7581

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DESCRIPTION OF NOTES TENDERED
PLEASE READ THIS ENTIRE CONSENT AND LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THE TABLE ABOVE.
NOTE: SIGNATURE MUST BE PROVIDED BELOW PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
THE UNDERSIGNED, BY COMPLETING THE TABLE ENTITLED "DESCRIPTION OF NOTES TENDERED" ABOVE AND SIGNING THIS CONSENT AND LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE BCI 9% NOTES AS SET FORTH IN SUCH TABLE ABOVE.
INSTRUCTIONS Forming Part of the Terms and Conditions of the OFFER TO EXCHANGE 11,076,707 shares of Cincinnati Bell Common Stock for the entire outstanding aggregate principal amount of BRCOM Inc. 9% Senior Subordinated Notes due 2008 and CONSENT SOLICITATION
TO BE COMPLETED BY ALL TENDERING HOLDERS (See Instruction 5) PAYOR'S NAME: The Fifth Third Bank, as Paying Agent
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9.